Supplement dated January 24, 2019
to the

Cushing MLP Infrastructure Fund
Summary Prospectus dated March 30, 2018

Effective January 24, 2019, N. Paul Euseppi, Portfolio Manager of Cushing Asset Management, LP, the Fund’s investment adviser (the “Investment Adviser”) has replaced Elizabeth F. Toudouze as a portfolio manager for the Fund.

Please retain this Supplement with your Summary Prospectus.